Exhibit 21.1

Prudential Financial, Inc.

Subsidiary	Jurisdiction Name
Coconino, LLC	Delaware
Commerce Street Investments, LLC	Delaware
Commercial Finance EFD 2002-I, LLC	Delaware
Ferry Street I LLC	Delaware
Coolidge, LLC	Delaware
Financial Assurance Japan, Inc.	Japan
Greenlee, LLC	Delaware
Maricopa, LLC	Delaware
PAR III Holdings, LLC	Delaware
Prudential Arizona Reinsurance III Company	Arizona
Pramerica of Bermuda Life Assurance Company, Ltd.	Bermuda
Pruco Assignment Corporation	Barbados
Pruco Reinsurance Ltd.	Arizona
PRUCO, LLC	New Jersey
Prudential Capital and Investment Services, LLC	Delaware
Broome Street Holdings, LLC	Delaware
Braeloch Successor Corporation	Delaware
Braeloch Holdings Inc.	Delaware
Graham Resources, Inc.	Delaware
Graham Royalty, Ltd.	Louisiana
PP Prudential Properties, Inc.	Delaware
Prudential Equity Group, LLC	Delaware
Prudential Securities Credit Corp., LLC	Delaware
Prudential Securities Secured Financing Corporation	Delaware
Prudential Securities Structured Assets, Inc.	Delaware
Pruservicos Participacoes Ltda.	Brazil
Kyoei do Brasil Companhia de Seguros	Brazil
Prudential do Brasil Seguros de Vida S.A.	Brazil
Prudential Annuities Holding Company, Inc.	Delaware
Prudential Annuities, Inc.	Delaware
AST Investment Services, Inc.	Connecticut
Prudential Annuities Distributors, Inc.	Delaware
Prudential Annuities Information Services & Technology Corporation	Delaware
Prudential Annuities Life Assurance Corporation	Arizona
Ironbound Fund LLC	Delaware
PALAC Realty Investments, LLC	Delaware
Vailsburg Fund LLC	Delaware
Prudential Asset Management Holding Company LLC	Delaware
PIFM Holdco, LLC	Delaware
Prudential Investment Management Services LLC	Delaware
Prudential Investments LLC	New York
Prudential Investments Wealth Management Solutions of Canada Ltd.	Ontario
Prudential Mutual Fund Services LLC	New York
PIM Investments, Inc.	Delaware
PIM Foreign Investments, Inc.	Delaware
ARL Holdings, Inc.	Delaware
PGA Asian Retail Limited	Bermuda
PGA European Limited	Bermuda
Pramerica Real Estate Investment Clubs Limited Partnership	United Kingdom
PREI International, Inc.	Delaware
PREI International, Inc.	Delaware
Prudential Real Estate Investors, S. de R.L. de C.V.	Mexico
PLA Administradora, S. de R.L. de C.V.	Mexico

Subsidiary	Jurisdiction Name
PIM Warehouse, Inc.	Delaware
PMCC Holding Company	New Jersey
Prudential Mortgage Capital Company, LLC	Delaware
Capital Agricultural Property Services, Inc.	Delaware
Gateway Holdings II, LLC	Delaware
Mulberry Street Investment, L.P.	Delaware
Gateway Holdings, LLC	Delaware
Mulberry Street Investment, L.P.	Delaware
Mulberry Street Partners, LLC	Delaware
Prudential Agricultural Credit, Inc.	Tennessee
Prudential Asset Resources, Inc.	Delaware
Prudential MC Asset Holding Company, LLC	Delaware
Prudential Mortgage Asset Holdings 1 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Asset Holdings 2 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
Prudential Mortgage Capital Company I, LLC	Delaware
Prudential Mortgage Capital Company II, LLC	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
PMCF Holdings, LLC	Delaware
PMCF Properties, LLC	Delaware
Prudential Mortgage SL, LLC	Delaware
Prudential Mortgage Capital Holdings, LLC	Delaware
Prudential Affordable Mortgage Company, LLC	Delaware
Prudential Multifamily Mortgage, LLC	Delaware
Prudential Huntoon Paige Associates, LLC	Delaware
Tyll & LaVigne, Inc.	New York
Prudential Multifamily Asset Holding Company I, LLC	Delaware
Prudential Investment Management, Inc.	New Jersey
Commerce Street Holdings, LLC	Delaware
Columbus Drive Partners, L.P.	Delaware
Prudential Capital Partners Management Fund III, L.P.	Delaware
EuroPRISA Management Company S.A.	Luxembourg
Everbright Pramerica Fund Management Co., Ltd.	China
Jennison Associates LLC	Delaware
Market Street Holdings IV, LLC	Delaware
Lake Street Partners IV, L.P.	Delaware
Prudential Capital Partners (Feeder Fund) IV, L.P.	Delaware
Lake Street Partners IV, L.P.	Delaware
Prudential Capital Partners (Feeder Fund) IV, L.P.	Delaware
Prudential Capital Partners Management Fund IV, L.P.	Delaware
Prudential Capital Partners Management Fund IV, L.P.	Delaware
Mubadala Pramerica Real Estate Investors (MENA) Limited	Cayman Islands
Mubadala Pramerica Real Estate Investors Limited	Cayman Islands
Mulberry Street Holdings, LLC	Delaware
Prudential Capital Partners Management Fund II, L.P.	Delaware
Stetson Street Partners, L.P.	Delaware
Stetson Street Partners, L.P.	Delaware
PGR Advisors I, Inc.	Delaware
GRA (Bermuda) Limited	Bermuda
Pramerica Real Estate Investors (Asia) Pte. Ltd.	Singapore
AREF Cayman Co Ltd.	Cayman Islands
PIM/PREI Co-Invest Holdings, LLC	Delaware
PLA Administradora Industrial SRL	Mexico
PLA Administradora, LLC	Delaware
PLA Administradora, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional II, S. de R.L. de C.V.	Mexico
PLA Administradora Industrial SRL	Mexico

Subsidiary	Jurisdiction Name
PREI Administradora, S.C.	Mexico
PLA Asesoria Profesional, S.de R.L. de C.V.	Mexico
PREI Administradora, S.C.	Mexico
PLA Retail Fund I Manager, LLC	Delaware
PLA Services Manager Mexico, LLC	Delaware
PLA Asesoria Profesional II, S. de R.L. de C.V.	Mexico
PLA Administradora Industrial SRL	Mexico
PREI Administradora, S.C.	Mexico
PLA Asesoria Profesional, S.de R.L. de C.V.	Mexico
PREI Administradora, S.C.	Mexico
Pramerica Financial Limited	England
EuroPRISA Sub-fund A Feeder GP Limited	United Kingdom
Pramerica (GP) Limited	United Kingdom
Pramerica Real Estate Investment Clubs Limited Partnership	United Kingdom
Pramerica (GP2) Limited	United Kingdom
Pramerica Real Estate Investment Clubs (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Investment Clubs Limited Partnership	United Kingdom
Preco III (Scotland) Limited Partnership	Scotland
Preco IV (Scotland) Limited Partnership	Scotland
Pramerica Investment Management Limited	England
Pramerica Luxembourg Corporate Directorship Sarl	Luxembourg
Pramerica Real Estate Capital GP (Scots) Limited	Scotland
Pramerica Real Estate Capital I GP (Scotland) Limited	Scotland
Pramerica Real Estate Capital I (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Capital I GP Limited	England
Pramerica Real Estate Capital II GP Limited	England & Wales
Pramerica Real Estate Capital III GP Limited	England & Wales
Pramerica Real Estate Investors (Luxembourg) S.A.	Luxembourg
PREI Gayrimenkul Yatirim Ltd.	Germany
Pramerica Real Estate Investors Limited	England
PRICOA Capital Group Limited	England
PRICOA Capital Group Limited	England
PRICOA Capital Management Limited	England
PRICOA Management Partner Limited	England
Senior Housing UK General Partner Limited	Jersey
Senior Housing UK II General Partner Limited	Jersey
Pramerica Fixed Income (Asia) Limited	Singapore
Pramerica Investment Management (Australia) Pty Ltd	Australia
Pramerica Real Estate Investors (Beijing) Co., Ltd.	China
Pramerica Retail (Beijing) Co., Ltd.	China
PREI Acquisition I, Inc.	Delaware
PREI Acquisition II, Inc.	Delaware
Pramerica Real Estate International AG	Germany
EuroPRISA Management Company S.A.	Luxembourg
Pramerica Real Estate Investors (France) S.A.S.	France
Pramerica Real Estate Investors (Luxembourg) S.A.	Luxembourg
PREI Gayrimenkul Yatirim Ltd.	Germany
Pramerica Real Estate Investors (Portugal) LDA	Portugal
PREI Gayrimenkul Yatirim Ltd.	Germany
TMW Fonds Verwaltungsgesellschaft mbH	Germany
TMW Fonds Verwaltungsgesellschaft mbH	Germany
TMW Real Estate Group, LLC	Delaware
TMW Management, LLC	Georgia
PREI HYDG, LLC	Delaware
Pru Alpha Partners I, LLC	Delaware

Subsidiary	Jurisdiction Name
Pru Fixed Income Emerging Markets Partners I LLC	Delaware
Prudential Capital Group, L.P.	Delaware
Prudential Capital Partners Management Fund, L.P.	Delaware
Prudential Financial Korea, Inc.	Korea, Republic of
Prudential Fixed Income U.S. Relative Value Partners, LLC	Delaware
Prudential Home Building Investors, Inc.	New Jersey
Prudential Home Building Investment Advisers, L.P.	New Jersey
Prudential Latin American Investments, Ltd.	Cayman Islands
Prudential Private Placement Investors L.P.	Delaware
Prudential Private Placement Investors, Inc.	New Jersey
Private Placement Trust Investors, LLC	Delaware
Prudential Private Placement Investors L.P.	Delaware
Prudential Real Estate Investors (Japan) K. K.	Japan
Prudential Real Estate Investors Investimentos Imobiliarios Ltda.	Brazil
Prudential Real Estate Investors, S. de R.L. de C.V.	Mexico
PLA Administradora, S. de R.L. de C.V.	Mexico
Prudential Trust Company	Pennsylvania
Quantitative Management Associates LLC	New Jersey
SMP Holdings, Inc.	Delaware
TRGOAG Company, Inc.	Delaware
Prudential Financial, Inc. Nonqualified Retirement Plan Trust	New Jersey
Prudential Holdings, LLC	New Jersey
The Prudential Insurance Company of America	New Jersey
ARL Holdings, Inc.	Delaware
Asset Disposition Trust, 1995-2	New Jersey
Campus Drive, LLC	Delaware
Chadwick Boulevard Investment Holdings Co., LLC	Delaware
Adlerwerke CB Investment LLC	Delaware
Colico II, Inc.	Delaware
COLICO, INC.	Delaware
Don Cesar Investor LLC	Delaware
Dryden Finance, Inc.	Delaware
Edison Place Senior Note LLC	Delaware
Finsbury Circus Limited	Cayman Islands
Flor-Ag Corporation	Florida
Gateway CDE LLC	Delaware
Gateway Sub-CDE I, LLC	Delaware
Gateway Sub-CDE II, LLC	Delaware
Gateway Sub-CDE III, LLC	Delaware
Gibraltar Properties, Inc.	Delaware
Ironbound Fund LLC	Delaware
PAR III Holdings, LLC	Delaware
Prudential Arizona Reinsurance III Company	Arizona
Park Place Commerce Investments LLC	Delaware
PIC Realty Corporation	Delaware
PPCP-I Holding Co., LLC	Delaware
PPCP-II Holding Co., LLC	Delaware
PRAMERICA BSN HOLDINGS SDN. BHD.	Malaysia
Pramerica Fosun Life Insurance Co., Ltd.	China
Pru 101 Wood LLC	Delaware
PRU 3XSquare, LLC	Delaware
Pruco Insurance Company of Iowa	Iowa
Pruco Life Insurance Company	Arizona
Edison Place Senior Note LLC	Delaware
Ironbound Fund LLC	Delaware
PLAZ Realty Investments, LLC	Delaware
Pruco Life Insurance Company of New Jersey	New Jersey
Ironbound Fund LLC	Delaware
PLNJ Realty Investments, LLC	Delaware
Prudential Global Funding LLC	Delaware

Subsidiary	Jurisdiction Name
Vailsburg Fund LLC	Delaware
Pruco Securities, LLC	New Jersey
Prudential Agricultural Property Holding Company, LLC	Delaware
Prudential Arizona Reinsurance Captive Company	Arizona
Prudential Arizona Reinsurance Term Company	Arizona
Prudential Arizona Reinsurance Universal Company	Arizona
Ironbound Fund LLC	Delaware
Prudential Commercial Property Holding Company, LLC	Delaware
Prudential Financial Securities Investment Trust Enterprise	Taiwan Province of China
Prudential Funding, LLC	New Jersey
Prudential Global Funding LLC	Delaware
Prudential Home Building Investment Advisers, L.P.	New Jersey
Prudential Industrial Properties, LLC	Delaware
Prudential Insurance Agency, LLC	New Jersey
Prudential New Jersey Captive Insurance Company	New Jersey
Prudential Realty Securities II, Inc.	Delaware
Prudential Realty Securities, Inc.	Delaware
Prudential 900 Aviation Boulevard, LLC	Delaware
Prudential Retirement Insurance and Annuity Company	Connecticut
Edison Place Senior Note LLC	Delaware
PRIAC Property Acquisitions, LLC	Delaware
PRIAC Realty Investments, LLC	Delaware
Prince Albert Road Limited	Cayman Islands
Prudential Securities Group LLC	Delaware
Cottage Street Investments LLC	Delaware
Cottage Street Orbit Acquisition, LLC	Delaware
Dryden Finance II, LLC	Delaware
Halsey Street Investments LLC	Delaware
PBI Group Holdings Limited	England
PBI Holdings Ltd.	England
Pramerica (Hong Kong) Holdings Limited	Hong Kong
Pramerica Overseas Funding Limited	England
Pramerica Holdings Ltd	England & Wales
PBI (UK) Limited	England
Prudential Retirement Holdings, LLC	Delaware
MC Insurance Agency Services, LLC	California
Mullin TBG Insurance Agency Services, LLC	Delaware
MullinTBG Advisory Services, LLC	Delaware
TBG Insurance Services Corporation	Delaware
Mullin TBG Insurance Agency Services, LLC	Delaware
MullinTBG Advisory Services, LLC	Delaware
Washington Street Investments LLC	Delaware
Prudential Seguros, S.A.	Argentina
Prudential Structured Settlement Company	Delaware
Prudential Universal Reinsurance Company	Arizona
Residential Services Corporation of America LLC	Delaware
Securitized Asset Sales, Inc.	Delaware
The Prudential Home Mortgage Company, Inc.	New Jersey
The Prudential Home Mortgage Securities Company, Inc.	Delaware
Rock Global Real Estate LLC	Delaware
Rosado Grande LLC	Delaware
Ross Avenue Investments LLC	Delaware
Ross Avenue Minerals 2012, LLC	Delaware
Strand Investments Limited	Cayman Islands
SVIIT Holdings, Inc.	Delaware
The Prudential Assigned Settlement Services Corp.	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Islands
Universal Prudential Arizona Reinsurance Company	Arizona

Subsidiary	Jurisdiction Name
Ironbound Fund LLC	Delaware
Vailsburg Fund LLC	Delaware
Vailsburg Fund LLC	Delaware
Prudential IBH Holdco, Inc.	Delaware
Prudential Bank & Trust, FSB	United States
Prudential International Insurance Holdings, Ltd.	Delaware
DLF Pramerica Life Insurance Company Limited	India
Financial Assurance Japan, Inc.	Japan
Pramerica Business Consulting (Shanghai) Company Limited	China
Pramerica Financial Asia Headquarters Pte. Ltd.	Singapore
Pramerica Life S.p.A.	Italy
Pramerica Marketing S.r.l.	Italy
Pramerica Systems Ireland Limited	Ireland
Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spólka Akcyjna	Poland
Prudential Holdings of Japan, Inc.	Japan
Financial Assurance Japan, Inc.	Japan
The Gibraltar Life Insurance Co., Ltd.	Japan
CLIS Co., Ltd.	Japan
Financial Assurance Japan, Inc.	Japan
Prudential Mortgage Asset Holdings 1 Japan Investment Business Limited Partnership	Japan
The Prudential Gibraltar Financial Life Insurance Co., Ltd.	Japan
Toho Shinyo Hosho Company	Japan
The Prudential Life Insurance Company, Ltd.	Japan
Prudential General Services of Japan Y.K.	Japan
Prudential Mortgage Asset Holdings 2 Japan Investment Business Limited Partnership	Japan
Prudential International Investments Corporation	Delaware
PGLH of Delaware, Inc.	Delaware
Pramerica Asset Managers Private Limited	India
Pramerica Trustees Private Limited	India
Pramerica Financial Asia Limited	British Virgin Islands
Pramerica Asia Fund Management Limited	Hong Kong
Pramerica Asset Managers Private Limited	India
Pramerica Trustees Private Limited	India
Prudential Financial Securities Investment Trust Enterprise	Taiwan Province of China
Prudential International Investments Cayman	Cayman Islands
GAP Advisors (Cayman), Ltd.	Cayman Islands
GAP-P Holdings (Cayman), Ltd.	Cayman Islands
GAP-P Holdings, LLC	Delaware
GAH Participações Ltda.	Rio de Janeiro
GAP Gestora de Recursos Ltda.	Rio de Janeiro
GPP Finanças Estruturadas Ltda.	Brazil
GAP-P LT Holdings (Cayman), Ltd.	Cayman Islands
GAP-P LT Holdings, LLC	Delaware
GAM Consultoria Econômica Ltda.	Rio de Janeiro
GAP Prudential Alocação de Recursos Ltda.	Rio de Janeiro
GAP Prudential LT Gestão de Recursos Ltda.	Rio de Janeiro
Prudential Investment Management Japan Co., Ltd.	Japan
UBI Pramerica SGR, S.p.A.	Italy
Prudential Life Insurance Company of Taiwan Inc.	Taiwan Province of China

Subsidiary	Jurisdiction Name
Prudential Seguros Mexico, S.A.	Mexico
Prudential Seguros, S.A.	Argentina
Prudential Servicios, S. de R.L. de C.V.	Mexico
Pruservicos Participacoes Ltda.	Brazil
Kyoei do Brasil Companhia de Seguros	Brazil
Prudential do Brasil Seguros de Vida S.A.	Brazil
The Prudential Life Insurance Company of Korea, Ltd.	Korea, Republic of
Prudential International Insurance Service Company, L.L.C.	Delaware
Prudential General Services of Japan Y.K.	Japan
Prudential International Insurance Investments Company, LLC	Delaware
Prudential Seguros Mexico, S.A.	Mexico
Prudential Seguros, S.A.	Argentina
Prudential Systems Japan, Limited	Japan
Rockstone Co., Ltd.	Japan
Prudential International Investments, LLC	Delaware
Prudential International Investments Advisers, LLC	Delaware
Prudential Servicios, S. de R.L. de C.V.	Mexico
Prudential Japan Holdings, LLC	Delaware
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Sanei Collection Service Co., Ltd. (Kabushi Kaisha San-ei Shuuno Service)	Japan
CLIS Co., Ltd.	Japan
PG Business Service Co., Ltd	Japan
CLIS Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
PG Collection Service Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Yugen Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Sanei Collection Service Co., Ltd. (Kabushi Kaisha San-ei Shuuno Service)	Japan
CLIS Co., Ltd.	Japan
PG Business Service Co., Ltd	Japan
CLIS Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Sanei Collection Service Co., Ltd. (Kabushi Kaisha San-ei Shuuno Service)	Japan
CLIS Co., Ltd.	Japan
PG Business Service Co., Ltd	Japan
CLIS Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Satsuki Properties Co., Ltd. (Yugen Kaisha Satsuki Properties)	Japan
Prudential Newark Realty, LLC	New Jersey
Prudential Retirement Financial Services Holding LLC	Delaware
Global Portfolio Strategies, Inc.	Connecticut
The Prudential Real Estate Financial Services of America, Inc.	California
Vantage Casualty Insurance Company	Indiana
Yavapai LLC	Delaware